UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Pacific Coast Oil Trust

(Name of Registrant as Specified in its Charter)

Shipyard Capital LP

Shipyard Capital Management LLC

Carson Mitchell

Cedar Creek Partners, LLC
Eriksen Capital Management LLC
Tim Eriksen

Evergreen Capital Management LLC (dba Evergreen Gavekal)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PACIFIC COAST OIL TRUST

SPECIAL MEETING OF UNITHOLDERS

JULY 12, 2023

PROXY STATEMENT

OF

SHIPYARD CAPITAL LP, SHIPYARD CAPITAL MANAGEMENT LLC, CARSON MITCHELL,

CEDAR CREEK PARTNERS, LLC, ERIKSEN CAPITAL MANAGEMENT LLC, TIM ERIKSEN

AND EVERGREEN CAPITAL MANAGEMENT LLC

(“SHIPYARD GROUP”)

June 9, 2023

Dear Unitholder:

This proxy statement and the enclosed GOLD proxy card (“Proxy Card”) are being furnished by Shipyard Capital LP, Shipyard Capital Management LLC, Carson Mitchell, Cedar Creek Partners LLC, Eriksen Capital Management LLC, Tim Eriksen and Evergreen Capital Management LLC (dba Evergreen Gavekal) (collectively, the “Shipyard Group,” “we” or “our”) in connection with the solicitation of proxies from the holders (“Unitholders”) of Units of beneficial interest (“Trust Units”) of the Pacific Coast Oil Trust (“PCOT” or “the Trust”), a Delaware statutory trust governed by the Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated as of May 8, 2012, by and among the Pacific Coast Energy Company LP (“PCEC”), The Bank of New York Mellon Trust Company, National Association (the “Trustee”) and Wilmington Trust, National Association (the “Trust Agreement”), and by the Conveyance of Net Profits Interests and Overriding Royalty Interest dated June 15, 2012 (the “Conveyance Agreement”), for the special meeting of Unitholders of PCOT scheduled to be held virtually by way of a live webcast at https://web.lumiagm.com/224183521, password “pacific2023” (case sensitive), on Wednesday, July 12, 2023, at 10:00 a.m., Central Daylight Time, and at any adjournments, postponements, or other delays thereof  (the “Special Meeting”). This proxy statement and the accompanying form of proxy card are first being sent or given to Unitholders on or about June 16, 2023.

At the Special Meeting, you will be asked to vote on the following proposals:

(1)	To remove the Bank of New York Mellon Trust Company, N.A. as trustee of the Trust.

(2)	To adopt an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% of the then outstanding Trust Units should any of the proposals submitted at such meeting receive a majority vote in favor.

The Special Meeting will be conducted as a virtual meeting of Unitholders by way of a live webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”). You can attend the Special Meeting online at https://web.lumiagm.com/224183521 by clicking “I have a control number” and then entering your unique 11-digit control number located on your Proxy Card from the Trustee and the password “pacific2023” (case-sensitive). You will have the ability to submit questions during the Special Meeting via the Special Meeting website. Guests in attendance at the Special Meeting will not be able to submit questions at the Special Meeting.

If you choose to vote at the Special Meeting rather than through the use of the provided Proxy Card and below instructions, or should you desire to vote at the Special Meeting after completing and submitting the Proxy Card, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Special Meeting, which will become available to you when the voting portion of the Special Meeting opens. Your results will be instantaneously tabulated and included in the final report, which will become available to the Trust once the voting portion of the Special Meeting has closed. Please read “Attending the Special Meeting” beginning on page 10 of the accompanying Proxy Statement (the “Proxy Statement”) for detailed instructions on how to vote at the Special Meeting.

The Proxy Statement provides additional information relating to the matters to be dealt with at the Special Meeting, including detailed instructions for the Special Meeting, and forms a part of this Notice.

The Shipyard Group recommends that you vote “FOR” each of Proposal One and Proposal Two.

Shipyard Capital Management LLC (“SCM”) and Cedar Creek Partners LLC (“CCP”), who together own in excess of ten percent of the outstanding Trust Units, called the Special Meeting pursuant to Section 8.02 of the Trust Agreement. The Shipyard Group is conducting this solicitation and is not acting on behalf of the Trust.

The Trust has disclosed that the close of business on Monday, May 15, 2023 (the “Record Date”) has been fixed as the record date for the determination of Unitholders entitled to receive notice of, and to vote at, the Special Meeting. Only holders of record of Trust Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of Unitholders entitled to vote at the Special Meeting will be available for inspection by any Unitholder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee’s offices at 601 Travis Street, 16th Floor, Houston, Texas 77002, and also at the Special Meeting.

The Trust has disclosed that as of the Record Date, there were 38,583,158 Trust Units outstanding and entitled to vote at the Special Meeting. Each Unit is entitled to one vote on all matters presented at the Special Meeting. The Trust Units are traded in the over-the-counter expert market under the symbol “ROYTL.”

Prior to the date of the Special Meeting, you will be able to obtain a copy of this Proxy Statement and Gold Proxy Card at www.icomproxy.com/ROYTL. You may also vote prior to the date of the Special Meeting by completing, signing, dating and returning the enclosed GOLD Proxy Card in the enclosed postage-paid envelope. You may also vote by telephone or internet using the instructions set forth on the enclosed Proxy Card. Please consult your Proxy Card for additional information regarding these alternative methods. If your Trust Units are held in “street name,” you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

We hope that you will be able to attend the Special Meeting, and we urge you to read this Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed GOLD Proxy Card or vote online or by telephone as detailed in the prior paragraph as promptly as possible. It is important that your Trust Units be represented at the Special Meeting, regardless of the number of Trust Units you own.

YOUR VOTE IS IMPORTANT

All Unitholders are cordially invited to attend the Special Meeting virtually via webcast. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed GOLD Proxy Card as promptly as possible in the enclosed postage-paid envelope or by telephone or internet using the instructions set forth on the enclosed Proxy Card. This will help the Trustee assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unitholder attending the Special Meeting may vote virtually even if he or she has returned the Proxy Card or voted online or by telephone prior to the Special Meeting. If you hold your Trust Units in “street name” you should instruct your broker how to vote in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

Your prompt action is important. We urge you to vote the enclosed GOLD Proxy Card TODAY. Your vote is important, no matter how many or how few Trust Units of beneficial interest you own. Please send in your Proxy Card today.

For additional information or assistance, please contact InvestorCom LLC (“InvestorCom”), the firm assisting us in our solicitation of proxies:

InvestorCom LLC

19 Old Kings Highway S., Suite 130

Darien, CT 06820

Stockholders call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

Very truly yours,

Carson Mitchell
Managing Member, Shipyard Capital Management and
Tim Eriksen
Managing Member, Cedar Creek Partners LLC

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS	2

BACKGROUND OF THE SOLICITATION	6

PROPOSAL ONE – REMOVAL OF THE TRUSTEE	7

PROPOSAL TWO – AMENDMENT TO THE TRUST AGREEMENT TO REQUIRE THE TRUST TO PAY ALL COSTS ASSOCIATED WITH CALLING CERTAIN SPECIAL MEETINGS OF TRUST UNITHOLDERS	8

EFFECT OF NEGATIVE VOTES ON THE PROPOSALS	9

SOLICITATION AND REVOCABILITY OF PROXIES	9

ATTENDING THE SPECIAL MEETING	10

VOTING AND QUORUM	12

ADDITIONAL INFORMATION	12

INTERESTS OF PARTICIPANTS IN THE SOLICITATION	12

APPENDIX A – FORM OF AMENDMENT TO TRUST AGREEMENT	14

APPENDIX B – PROXY CARD	16

ABOUT THE SHIPYARD GROUP

The Shipyard Group consists of Shipyard Capital LP, a Delaware limited partnership, its affiliate SCM (together “Shipyard”, or “Shipyard Capital”), Carson Mitchell, CCP, a Washington limited liability company, its affiliate Eriksen Capital Management LLC, a Washington limited liability company (“ECM” and together with CCP, “Eriksen Capital”), Tim Eriksen and Evergreen Capital Management LLC (dba Evergreen Gavekal), a Washington limited liability company (“Evergreen”).

Shipyard Capital, founded by Carson Mitchell in 2015, Eriksen Capital, founded by Tim Eriksen in 2005, and Evergreen, founded by David Hay in 2002, are investment companies that use fundamental research to identify undervalued securities. Evergreen owns approximately 8.7% of the Trust Units, Shipyard Capital LP owns approximately 8.3% of the Trust Units, and CCP owns approximately 4.8% of the Trust Units. Combined, the Shipyard Group owns 22% of the Trust Units.

REASONS FOR THIS PROXY SOLICITATION

Since coming under new ownership in 2019, the Trust’s operator, PCEC, has withheld distributions to the Trust, effectively preventing distributions from the Trust to Unitholders, which we believe is in violation of the Trust Agreement and the Conveyance Agreement. We believe that the Trustee, The Bank of New York Mellon Trust Company N.A., has failed to take the appropriate steps to protect Unitholders’ interests. The Shipyard Group believes that it is necessary to remove the Trustee so that a replacement trustee can be appointed to protect Unitholders’ rights under the Trust Agreement and the Conveyance Agreement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers briefly address some questions regarding the Special Meeting and the proposals. These questions and answers may not address all questions that may be important to you as a Unitholder of the Trust. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the other documents we refer to in this Proxy Statement. All references to “we,” “us” or “our” in this Proxy Statement refer to the Shipyard Group.

Q:	Who is making this solicitation?

A:	Proxies are being solicited by Shipyard Group, the members of which collectively own approximately 22% of the outstanding Trust Units. Additional information about the Shipyard Group is set forth under the caption “About The Shipyard Group.”

Q:	Why is there a Special Meeting?

A:	The Special Meeting was called by Shipyard Capital LP and CCP, who jointly own in excess of 10% of the outstanding Trust Units, to vote on the proposals set forth in this Proxy Statement and the enclosed GOLD Proxy Card.

Q:	Where and when is the Special Meeting?

A:

The Special Meeting will take place only as a virtual event via a live audiovisual webcast online at https://web.lumiagm.com/224183521. Unitholders will not be able to attend the Special Meeting physically in person.

If you are a registered Unitholder, you received a Proxy Card from the transfer agent, American Stock Transfer & Trust Company, LLC (“AST”). The form contains instructions on how to attend the Special Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact AST at the phone number or e-mail address below. The AST support contact information is as follows: 1-800-937-5449, or e-mail shareholder info (AST) help@astfinancial.com

If your Trust Units are registered in the name of your broker, bank or other nominee, you are the “beneficial owner” of those Trust Units and those Trust Units are considered as held in “street name.” If you are a beneficial owner of Trust Units registered in the name of your broker, bank or other nominee, you should have received a Proxy Card and voting instructions with these proxy materials from that organization rather than directly from AST. Simply complete and mail the Proxy Card to ensure that your vote is counted. You may be eligible to vote your Trust Units electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your Proxy Card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee and then register in advance to attend the Special Meeting. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your Trust Units along with your name and e-mail address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received by AST no later than 5:00 p.m., Eastern Daylight Time, on July 5, 2023.

You will receive a confirmation of your registration by e-mail after AST receives your registration materials. You may attend the Special Meeting and vote your Trust Units at https://web.lumiagm.com/224183521 during the meeting. The password for the Special Meeting is “pacific2023” (case-sensitive). Follow the instructions provided to vote. You are encouraged to access the Special Meeting at least 15 minutes prior to the start time, leaving ample time for the check-in. Guests or Unitholders that do not have a control number also may attend the Special Meeting by logging into the Virtual Platform at https://web.lumiagm.com/224183521 and following the instructions at the prompt, but will not be able to vote or ask questions.

Even if you plan to attend the Special Meeting, it is recommended that you vote your Trust Units in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	What matters will Unitholders vote on at the Special Meeting?

A:	Unitholders will vote on proposals to: (1) remove The Bank of New York Mellon Trust Company, N.A. as trustee of the Trust; and (2) adopt an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% of the then outstanding Trust Units should any of the proposals submitted at such meeting receive a majority in favor (the “Trust Agreement Amendment”).

Q:	Who may vote at the Special Meeting?

A:	Only holders of record of Trust Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 38,583,158 outstanding Units. Each Trust Unit is entitled to one vote on each matter to be voted upon at the Special Meeting.

Q:	How do I vote my Trust Units registered directly in my name?

A:	You can attend the Special Meeting online, and vote at the Special Meeting by following the instructions on the Special Meeting website during the Special Meeting. Prior to the date of the Special Meeting, you will be able to go to www.icomproxy.com/ROYTL, and the Shipyard Group’s Proxy Statement will be available at that site. You may also vote prior to the date of the meeting by completing, signing, dating and returning the enclosed GOLD Proxy Card in the enclosed postage paid envelope. We encourage unit holders to vote immediately to ensure their vote is counted.

Q:	How do I vote if my Trust Units are held in the name of my broker (street name)?

A:	If your Trust Units are held in the name of your broker (street name), you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

Q:	What are broker non-votes?

A:	A broker non-vote occurs if a broker or other nominee attending the Special Meeting virtually or by proxy does not have discretionary authority to vote on one or more of the proposals and has not received voting instructions with respect to such proposal. Brokers and other nominees do not have discretion to vote on a proposal without your instruction. If you do not instruct your broker how to vote on a proposal, your broker may deliver a non-vote on such proposal. Because broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, they will have the effect of a vote “AGAINST” that Proposal.

Q:	What is the quorum required for the Special Meeting?

A:	The presence, virtually or by proxy, of Unitholders who held Trust Units representing at least a majority of the Trust Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. Abstentions and broker non-votes, if any, will count in determining the presence of a quorum at the Special Meeting.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this Proxy Statement, please vote your Trust Units as soon as possible. You may vote your Trust Units by signing, dating and returning the enclosed GOLD Proxy Card. You may also vote by telephone or internet using the instructions set forth on the enclosed Proxy Card. You may also vote virtually at the Special Meeting. If your Trust Units are held in the name of your broker, you should instruct your bank, broker or other nominee to vote your Trust Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. If you are a registered Unitholder or a street-name Unitholder that has obtained a valid legal proxy and registered in advance to attend the Special Meeting in accordance with the instructions set forth below under “Attending the Special Meeting,” you may also vote virtually at the Special Meeting.

Q:	What if I do not vote?

A:	If you fail to vote by mail, online, by telephone, or virtually at the Special Meeting, it may prevent a quorum from being reached. If you return a properly signed Proxy Card but do not indicate how you want to vote, your Proxy Card will be counted toward meeting the quorum and the Trust Units represented thereby will be voted in accordance with our recommendation described in this Proxy Statement and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

Q:	Why am I being asked to vote on the removal of the Trustee?

A:	Since coming under new ownership in 2019, the Trust’s operator, PCEC, has withheld distributions to the Trust, effectively preventing distributions from the Trust to Unitholders, which we believe is in violation of the Trust Agreement and the Conveyance Agreement. We believe that the Trustee, The Bank of New York Mellon Trust Company N.A., has failed to take the appropriate steps to protect Unitholders’ interests. The Shipyard Group believes that it is necessary to remove the Trustee so that a replacement trustee can be appointed to protect Unitholders’ rights under the Trust Agreement and the Conveyance Agreement.

Q:	How does the Shipyard Group recommend that I vote on the proposal to remove the trustee?

A:	The Shipyard Group recommends that you vote “FOR” the removal of the Trustee at the Special Meeting.

Q:	What is the required vote to remove the Trustee?

A:	Removal of the Trustee requires the affirmative vote of Unitholders who, as of the Record Date, held Trust Units representing a majority of the Trust Units represented in person or by proxy at the Special Meeting (assuming a quorum is present). Accordingly, because abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting, and therefore will be considered to be present in person or by proxy at the Special Meeting, abstentions and broker non-votes, if any, will have the effect of votes “AGAINST” this proposal.

Q:	What is the Trust Agreement Amendment proposal?

A:	Currently,if Unitholders holding at least 10% of the Outstanding Trust Units call a meeting of Unitholders, the Unitholders who called the meeting must bear all the costs associated with calling the meeting. The Trust Agreement Amendment proposal is a proposal to adopt an amendment to Section 8.02 of the Trust Agreement requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% of the then outstanding Trust Units should any of the proposals submitted at such meeting receive a majority vote in favor. If the Trust Agreement Amendment proposal is approved, the Trust will bear the costs incurred by the Shipyard Group in connection with calling the Special Meeting, which is expected to be approximately $250,000. If the proposal is not approved, the members of the Shipyard Group will bear all the costs they incurred in connection with calling the Special Meeting.

Q:	Why am I being asked to vote on the adoption of the Trust Agreement Amendment?

A:	The Shipyard Group believes the benefit of adopting proposals made by Unitholders at meetings called by Unitholders, such as the proposal to remove the Trustee at the Special Meeting, are shared by all Unitholders. Therefore, the costs associated with calling any such special meeting, including the Special Meeting, should be shared equally by all Unitholders. Additionally, requiring the Trust to reimburse costs borne by Unitholders in connection with calling a meeting will help facilitate future proposals from Unitholders that may be beneficial to all Unitholders.

Q:	How does the Shipyard Group recommend that I vote on the proposal to adopt the Trust Agreement Amendment?

A:	The Shipyard Group recommends that you vote “FOR” the adoption of the Trust Agreement Amendment at the Special Meeting.

Q:	What is the required vote to approve the proposal to adopt the Trust Agreement Amendment?

A:	The adoption of the Trust Agreement Amendment requires the affirmative vote of Unitholders holding at least 75% of the Trust Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes, if any, will have the effect of votes “AGAINST” this proposal.

Q:	How do proxies work?

A:	Giving the Shipyard Group your proxy means that you authorize the individuals designated by the Shipyard Group (known as “proxy holders”) to vote your Trust Units at the Special Meeting according to the directions that you provide. Whether or not you are able to attend the Special Meeting, we urge you to vote the enclosed GOLD Proxy Card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the Proxy Card, the Trust Units to which that Proxy Card relates will be voted in accordance with that specification. If no specification is made, the Trust Units will be voted in accordance with our recommendation described in this Proxy Statement and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

Q:	What is the deadline for submitting proxies?

A:	Proxies can be submitted until the polls are closed at the Special Meeting. However, to be sure that we receive your proxy in time to utilize it, please provide your proxy as early as possible.

Q:	May I change my vote?

A:	Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated Proxy Card or voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

Q:	Whom do I contact if I have any questions?

A:	Please contact InvestorCom, the firm assisting the Shipyard Group if you have any questions.

InvestorCom LLC

19 Old Kings Highway S., Suite 130

Darien, CT 06820

Unitholders call toll-free: (877) 972-0090

Banks and brokers call collect: (203) 972-9300

SHIPYARD GROUP

c/o InvestorCom LLC

19 Old Kings Highway S., Suite 130

Darien, CT 06820

BACKGROUND OF THE SOLICITATION

Shipyard Capital and Cedar Creek have been investors in PCOT since January 2020 and August 2021, respectively, believing the Trust Units of PCOT to be undervalued.

On October 5, 2021, Shipyard Capital filed a Schedule 13G with the Securities and Exchange Commission (“SEC”) disclosing ownership of approximately 5.2% of the Trust Units.

On February 17, 2022, Shipyard Capital filed a Schedule 13G with the SEC disclosing ownership of approximately 9.7% of the Trust Units.

On October 11, 2022, Shipyard Capital and Eriksen Capital filed a Schedule 13D with the SEC disclosing aggregate ownership of 11.4% of the Trust Units. The Schedule 13D conveyed our concerns that the Trustee had failed to pursue a lawsuit against PCEC, despite what we believed was an improper assessment by the operator, PCEC, of asset retirement obligations (“ARO”) to Unitholders, and requested that the Trustee take action against PCEC or Shipyard Capital and Eriksen Capital would call a special meeting to present a proposal to remove the Trustee.

On October 17, 2022, the Trustee filed a Form 8-K with the SEC, responding to Shipyard Capital and Eriksen Capital’s letter of October 11 and explaining why the Trustee declined to pursue any claims against PCEC “at this time”.

On November 3, 2022, Shipyard Capital and Eriksen Capital filed a first amended Schedule 13D with the SEC disclosing their aggregate ownership of 12.2% of the Trust Units. The Schedule 13D explained in detail how we believe PCEC’s assessment of the ARO violates the Conveyance Agreement and reiterated its request that the Trustee take action against PCEC or face a Special Meeting vote to be removed as Trustee.

On November 14, 2022, the Trustee filed a Form 8-K with the SEC, purporting to respond to the letter of November 3.

On December 12, 2022, Shipyard Capital, Eriksen Capital, and Walter C. Keenan filed a second amended Schedule 13D with the SEC disclosing aggregate ownership of 12.8% of the Trust Units. Attached as Exhibit 2 to the filing was a letter from Shipyard Capital and Eriksen Capital to the Trustee explaining to the Trustee that its letter of November 14 was nonresponsive to the substance of Shipyard Capital and Eriksen Capital’s letter of November 3. The letter explained in further detail how we believe PCEC’s ARO assessment to the Trust was prohibited under the terms of the Conveyance Agreement and that the Trust’s final prospectus, dated May 2, 2012, in respect of the offering of 18,500,000 Trust Units (available at https://s23.q4cdn.com/310352954/files/doc_downloads/ROYT_-_Final_Prospectus.pdf) clearly presented the ARO as being retained by PCEC. The letter called on the Trustee to convene a special meeting of Unitholders. The same day, Shipyard Capital LP and CCP, who together owned more than 10% of the outstanding Trust Units, delivered to the Trustee a written request to call a special meeting of the Unitholders.

On December 16, 2022, Evergreen, Shipyard Capital, Eriksen Capital, and Walter C. Keenan (“13D Group”) filed a third amended Schedule 13D with the SEC disclosing their aggregate ownership of 22.5% of the Trust Units.

On December 22, 2022, the 13D Group filed a fourth amended Schedule 13D with the SEC, correcting Evergreen’s Unit holding to reflect recent client attrition (bringing the Shipyard Group’s aggregate ownership to 21.4%) and attaching a letter to the Trustee recapitulating the positions previously taken in Shipyard Capital and Eriksen Capital’s letters. On the same day, Shipyard Capital and Eriksen Capital delivered to the Trustee a revised written request to call a special meeting of the Unitholders, reflecting changes that the Trustee had requested.

On December 29, 2022, the 13D Group received a letter from PCEC’s counsel alleging material misstatements and omissions in the December 22 letter to the Trustee referenced above. The 13D Group rejected the claims made by PCEC’s counsel but clarified that the reference to PCEC’s accounting is a reference to the ARO assessment to the Trust, not to PCEC’s internal accounting, and attached as Exhibit 2 a response letter to PCEC. On January 11, 2023 the Trustee informed the 13D Group that the special meeting request was still being evaluated.

On January 12, 2023, the 13D Group filed a fifth amended Schedule 13D updating Evergreen’s Unit holding to reflect recent client attrition (bringing the 13D Group’s aggregate ownership to 21.3%).

On February 24, 2023, the 13D Group and the Trustee reached agreement on the two proposals to present for a vote of the Unitholders at the Special Meetings. The two proposals are set forth in the sections of this Proxy Statement titled “Proposal One – Removal of Trustee” and “Proposal Two – Adoption of Amendment to the Trust Agreement Regarding Reimbursement of Meeting Costs.”

On June 7, 2023, the Trustee filed its Proxy Statement.

On June 9, 2023, the Shipyard Group filed this Proxy Statement.

PROPOSAL ONE — REMOVAL OF TRUSTEE

The Trust is a statutory trust formed in January 2012 under the Delaware Statutory Trust Act pursuant to the Trust Agreement.

Section 8.02 of the Trust Agreement requires the Trustee to call a meeting of the Unitholders under certain circumstances at the request of Unitholders holding at least 10% of the then outstanding Trust Units. Section 6.04 of the Trust Agreement provides that the Trustee may be removed as trustee, with or without cause, by the affirmative vote of the holders of a majority of the Trust Units present in person or by proxy at a meeting held in accordance with the requirements of Article VIII of the Trust Agreement.

Pursuant to Section 8.02 of the Trust Agreement, SCM and CCP, who together owned more than 10% of the outstanding Trust Units, requested that the Trustee call the Special Meeting to, among other things, present a proposal to the Unitholders to vote to remove the Trustee as trustee of the Trust. The Shipyard Group has not nominated or otherwise proposed a successor trustee.

Pursuant to Section 6.04 of the Trust Agreement, if the requisite majority of Unitholders vote to remove the Trustee at the Special Meeting, the Trustee will remain as trustee of the Trust, and will continue to have the rights and obligations as trustee pursuant to the Trust Agreement, until such time that a successor trustee is approved at a subsequent duly held meeting of Unitholders called for such purpose. Under Section 6.05 of the Trust Agreement, nominees for appointment as successor trustee may be made by PCEC, the Trustee or Unitholders owning of record at least 10% of the outstanding Trust Units. Any successor trustee must be a bank or trust company having combined capital, surplus and undivided profits of at least $100,000,000. In the event that a new trustee has not been approved within sixty (60) days following the date of the Special Meeting, a successor trustee may be appointed by any State or Federal District Court having jurisdiction in New Castle County, Delaware, upon the application of any Unitholder, PCEC or the Trustee. If a Unitholder, PCEC or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of the Trust Agreement. Any such temporary trustee need not meet the minimum standards of capital, surplus, and undivided profits otherwise required of a successor trustee. Should Unitholders approve the removal of the trustee, it is the present intention of the Shipyard Group to petition a court for the appointment of a temporary trustee in accordance with Section 6.04 of the Trust Agreement, as described above.

The Shipyard Group recommends that you vote “FOR” Proposal One. We intend to vote our Trust Units “FOR” Proposal One.

PROPOSAL TWO — AMENDMENT TO THE TRUST AGREEMENT TO REQUIRE THE TRUST TO PAY ALL COSTS ASSOCIATED WITH CALLING CERTAIN SPECIAL MEETINGS OF TRUST UNITHOLDERS

Under Section 8.02 of the Trust Agreement, all costs associated with calling any meeting of the Unitholders shall be borne by the Trust other than a meeting of the Unitholders called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Unitholders that called such meeting of Unitholders.

The Shipyard Group believes it is appropriate that the costs of meetings called by Unitholders be shared by all Unitholders since the benefits of the proposed changes will benefit all Unitholders. Additionally, requiring the Trust to reimburse costs borne by Unitholders in connection with calling a meeting will help facilitate future proposals from Unitholders that may be beneficial to all Unitholders.

Accordingly, the Shipyard Group is proposing to amend Section 8.02 of the Trust Agreement to read as follows (with additions denoted in bold font):

All costs associated with calling any meeting of the Trust Unitholders shall be borne by the Trust other than a meeting of the Trust Unitholders called by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Trust Unitholders that called such meeting of Trust Unitholders only if every resolution voted on at such meeting fails to receive the affirmative vote of Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy, or if such meeting does not achieve quorum. If the Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units receive a vote in favor of one or more of their proposals by Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy at a meeting where quorum is present, then the costs of such meeting, including all costs of the Trust Unitholders associated with calling the meeting, will be borne by the Trust.

The complete form of the amendment to the Trust Agreement is included as Appendix A to this Proxy Statement.

If Proposal Two is approved, the Trust will bear the costs incurred by the Shipyard Group in connection with calling the Special Meeting, which costs are expected to be approximately $250,000.

The Shipyard Group recommends that you vote “FOR” Proposal Two. We intend to vote our Trust Units “FOR” Proposal Two.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

If the Unitholders do not approve the proposal to remove the Trustee at the Special Meeting under Proposal One, The Bank of New York Mellon Trust Company, N.A. will remain the trustee of the Trust.

EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO

If the Unitholders fail to approve the proposed amendment to the Trust Agreement under Proposal Two, the amendment will not take effect, and the Trust will not be required to pay any of the costs associated with calling the Special Meeting.

SOLICITATION AND REVOCABILITY OF PROXIES

This solicitation of proxies is made by Shipyard Group. In addition, the Shipyard Group has engaged InvestorCom (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor approximately $25,000, including the fee of the Proxy Solicitor plus certain costs and expenses. Up to twenty five people may be employed by InvestorCom in connection with the solicitation of proxies. The Shipyard Group has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Shipyard Group, including the Proxy Solicitor, may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Shipyard Group may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Trust Units that those companies hold of record. The Shipyard Group will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor.

The Shipyard Group’s expenses related to the solicitation of proxies are currently estimated to be approximately $250,000, of which approximately $60,000 has been incurred to date. Such costs include, among other things, expenditures for attorneys, public relations advisors, proxy solicitors, printing, advertising, postage and other miscellaneous expenses and fees. The entire expense of soliciting proxies by or on behalf of the Shipyard Group is being borne by the Shipyard Group. Banks, brokerage firms, dealers, trust companies and other nominees will be requested to forward solicitation materials to beneficial owners of Trust Units. Should 75% of the Trust Units outstanding as of the Record Date vote in favor of Proposal Two at the Special Meeting, the Shipyard Group will seek reimbursement of the Special Meeting costs from the Trust.

The Special Meeting will be conducted as a virtual meeting of Unitholders by way of a live webcast through the Virtual Platform. You can attend the Special Meeting online at https://web.lumiagm.com/224183521 by clicking “I have a control number” and then entering your unique 11-digit control number located on your Proxy Card from the Trustee and the password “pacific2023” (case-sensitive). You will have the ability to submit questions during the Special Meeting via the Special Meeting website. Guests in attendance at the Special Meeting will not be able to submit questions at the Special Meeting. Please read “Attending the Special Meeting” below.

If you attend the Special Meeting, you may vote virtually at the meeting. If you are not present virtually at the Special Meeting, your Trust Units can be voted only (1) if you have returned a properly signed Proxy Card or are represented by another proxy, (2) if you vote online at [website], or (3) if you vote by telephone at the number set forth on the Proxy Card.  You may revoke your proxy at any time before it is exercised at the Special Meeting by (1) submitting a later-dated proxy to the Trustee by mail or online, (2) delivering written notice of revocation of the proxy to InvestorCom, or (3) voting virtually at the Special Meeting. In the absence of any such revocation, Trust Units represented by the persons named on the Proxy Card will be voted at the Special Meeting. Returning your Proxy Card will not limit your right to participate in the Special Meeting and vote your Trust Units. Participating in the Special Meeting does not revoke your Proxy Card unless you also vote at the Special Meeting.

ATTENDING THE SPECIAL MEETING

The Special Meeting will be in a completely virtual format. There will be no physical Special Meeting location. The Special Meeting will be conducted by way of a live webcast through the Virtual Platform with real-time balloting.

Instructions on Voting at the Special Meeting

Registered Unitholders and duly appointed proxyholders will be able to attend the Special Meeting and vote in real time, provided they are connected to the Internet and follow the instructions in this Proxy Statement. Non-registered Unitholders who have not duly appointed themselves as proxyholder will be able to attend the Special Meeting as guests but will not be able to vote at the Special Meeting.

Non-registered Unitholders who wish to appoint themselves to attend the Special Meeting must carefully follow the instructions in this Proxy Statement and on their voting instruction form. Failure to obtain a valid legal proxy from your broker, bank or other nominee and then to register in advance to attend the Special Meeting will make it impossible to vote at the Special Meeting and will result in the non-registered Unitholder only being able to attend as a guest. Guests will be able to listen to and submit written questions in the Special Meeting but will not be able to vote.

You are encouraged to log into the Special Meeting at least 15 minutes prior to the commencement of the Special Meeting. You may begin to log into the Special Meeting Virtual Platform beginning at 9:30 a.m., Central Daylight Time, on July 12, 2023. The Meeting will begin promptly at 10:00 a.m., Central Daylight Time, on July 12, 2023.

How to Vote

You have two ways to vote your Trust Units:

•	by submitting your Proxy Card or other voting instruction form as per instructions indicated; or

•	during the Special Meeting by online ballot, when called for, through the Virtual Platform.

Registered Unitholders and non-registered Unitholders who have duly appointed themselves as proxyholder that attend the Special Meeting online will be able to vote by completing a ballot online, when called for, during the Special Meeting through the Virtual Platform.

Guests (including non-registered Unitholders who have not duly appointed themselves as proxyholder) can log into the Special Meeting as set out below. Guests will be able to listen to the Special Meeting but will not be able to vote or submit questions during the Special Meeting.

To Access and Vote at the Special Meeting:

•	Step 1: Log into the Virtual Platform online at https://web.lumiagm.com/224183521

•	Step 2: Follow these instructions:

Registered Unitholders: Click “I have a control number” and then enter your unique 11-digit control number and password “pacific2023” (case-sensitive). The 11-digit number located on the Proxy Card received from AST is your control number. If you use your control number to log into the Special Meeting, any vote you cast at the Special Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Special Meeting.

Duly appointed proxyholders: Click “I have a control number” and then enter your unique 11-digit control number and the password “pacific2023” (case sensitive). Proxyholders who have been duly appointed should ensure they receive the registered Unitholder’s control number in advance, as it is required in order to vote at the Special Meeting.

Guests: Click “Guest” and then complete the online form.

It is your responsibility to ensure Internet connectivity for the duration of the Special Meeting and you should allow ample time to log into the Virtual Platform before the Special Meeting begins.

Non-Registered Unitholders Obtaining a Control Number to Vote During the Special Meeting

If your Trust Units are registered in the name of your broker, bank or other nominee, you are a non-registered Unitholder (or “Beneficial Owner”) of those Trust Units, which are considered to be held in “street name.” If you are a Beneficial Owner, you should have received a voting instruction form from your broker, bank or other nominee rather than directly from the Trust. Simply complete and mail the voting instruction form using the instructions from your broker, bank or other nominee to ensure that your vote is counted. If your broker, bank or other nominee offers Internet or telephone voting, you may vote your Trust Units using one of those methods.

To vote instead at the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee and register in advance with AST in order to get your unique 11-digit control number. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy form. To register to participate in the Special Meeting, you must submit to AST proof of your legal proxy from your broker, bank or other nominee reflecting the number of your Trust Units, along with your name and e-mail address.

Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 1-718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received by AST no later than 5:00 p.m., Eastern Daylight Time, on July 5, 2023. AST will confirm your registration by e-mail. Non-registered Unitholders who have not duly appointed themselves as proxyholder will not be able to vote at the Special Meeting but will be able to participate as a guest.

Submission of Questions

You may submit questions during the Special Meeting if you are a registered Unitholder or a beneficial owner who has obtained a valid legal proxy from your bank, broker or other nominee and have registered to attend the Special Meeting. Once logged into the Virtual Platform at https://web.lumiagm.com/224183521, you may type and submit any questions you have where indicated.

Questions pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Special Meeting matters will not be answered.

If you encounter any difficulties with the Virtual Platform on the day of the Special Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 8:00 a.m., Central Daylight Time, on July 12, 2023 and will remain available until the Special Meeting has finished.

VOTING AND QUORUM

The only outstanding voting securities of the Trust are the Trust Units. Only Unitholders as of the close of business on the Record Date are entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were 38,583,158 Trust Units outstanding and entitled to be voted at the Special Meeting.

Each outstanding Unit is entitled to one vote. The presence, in person, virtually or by proxy, of Unitholders who, on the Record Date, held Trust Units representing at least a majority of the Trust Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will count in determining the presence of a quorum at the Special Meeting.

If you hold your Trust Units in “street name,” you should instruct your bank, broker or other nominee how to vote in accordance with your voting instruction form.

ADDITIONAL INFORMATION

Unitholder Proposals

The Trust does not hold annual meetings of Unitholders. Accordingly, the Trust does not publish a date by which Unitholders must make proposals for inclusion in an annual meeting. Unitholders, or groups of Unitholders owning not less than 10% of the then outstanding Trust Units, may call meetings of Unitholders pursuant to the terms of the Trust Agreement to approve any appropriate matter.

Where You Can Find More Information

The Trust Units of the Trust are traded on the expert market under the symbol “ROYTL.” The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission (the “SEC”). The Trust is currently delinquent in its SEC filings. The Trust’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, is available to the public over the internet at the SEC’s website at http://www.sec.gov. This Proxy Statement and the enclosed GOLD Proxy Card are available at [website].

Additional Proposals

According to the Trust Agreement, no additional proposals are allowed at the Special Meeting.

Other Information

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Unitholders sharing the same address by delivering a single proxy statement addressed to those Unitholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker.

We do not believe that banks and brokers with account holders who are Unitholders will be householding our proxy materials.

Interests of Participants in the Solicitation

This solicitation is being conducted by the Shipyard Group, and the members of the Shipyard Group are the “participants” in this solicitation. The information in this Proxy Statement about any “participants” in the solicitation by the Shipyard Group was provided by that participant. Except as described in this Proxy Statement, no associates of the participants beneficially own any Trust Units. None of the participants or any of their respective associates owns any Trust Units of record that such person or entity does not own beneficially. None of the participants or any of their respective associates beneficially own any other securities of the Trust.

Certain Information Regarding the Trust

Based on publicly available information, the principal executive office of the Trustee is located at 601 Travis Street, 16th Floor, Houston, Texas 77002.

The Trust is subject to the periodic reporting requirements of the Exchange Act and is required to file reports, proxy statements and other information with the SEC. The SEC maintains a website (www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

Except as otherwise stated in this Proxy Statement, the information in this Proxy Statement concerning the Trust or Trustee has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Shipyard Group has no knowledge that would indicate that statements relating to the Trust or Trustee contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, the Shipyard Group was not involved in the preparation of such information and is not in a position to verify such information and statements. All information relating to any person other than the participants is based only on the knowledge of the Shipyard Group.

Miscellaneous Information Concerning the Participants

Except as described in this Proxy Statement, no participant or any of such participant’s associates beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any other securities of the Trust or any of its subsidiaries. Furthermore, except as disclosed in this Proxy Statement, no participant or any of such participant’s associates is either a party to any transaction or series of similar transactions in the last fiscal year, or any currently proposed transaction or series of similar transactions (1) to which the Trust or any of its subsidiaries was or is to be a party; (2) in which the amount involved exceeds $120,000; and (3) in which such participant or associate had or will have a direct or indirect material interest. None of the participants have been convicted in a criminal proceeding during the past 10 years.

Except as disclosed in this Proxy Statement, no participant or any of such participant’s associates has entered into any arrangement or understanding with any person with respect to (1) any future employment with the Trust or its affiliates, or (2) any future transactions to which the Trust or any of its affiliates will or may be a party.

Except as disclosed in this Proxy Statement, there are no contracts, arrangements or understandings by any of the participants or any of such participant’s associates within the past year with any person with respect to any of the Trust’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as disclosed in this Proxy Statement, no participant nor any of such participant’s associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

The principal business address of Shipyard is 1477 Ashford Avenue, #2006, San Juan, PR 00907. The principal business address of CCP is 8695 Glendale Road, Custer, WA 98240. The principal business address of Evergreen is 1412 112th Ave NE. Suite 100, Bellevue, WA 98004.

APPENDIX A

FORM OF AMENDMENT TO TRUST AGREEMENT

AMENDMENT NO. 2

TO

AMENDED AND RESTATED TRUST AGREEMENT

OF

PACIFIC COAST OIL TRUST

This Amendment No. 2 (this “Amendment”) to the Amended and Restated Trust Agreement of Pacific Coast Oil Trust dated as of May 8, 2012 (the “Trust Agreement”) is entered into effective as of [•], 2023 by and between WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States with its principal office inWilmington, Delaware, as Delaware Trustee, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national association organized under the laws of the United States, as Trustee. Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust Agreement.

WHEREAS, at a special meeting (the “Special Meeting”) of the Trust Unitholders held on [•], 2023, the Trust Unitholders approved an amendment to the Trust Agreement as more specifically set forth in the Trust’s Notice of Special Meeting of Unitholders and proxy statement dated [•], 2023;

WHEREAS, for the avoidance of doubt, this Amendment shall apply to the costs associated with calling the Special Meeting itself; and

WHEREAS, the Delaware Trustee and the Trustee desire to amend the Trust Agreement to reflect the amendment approved by the Trust Unitholders at the Special Meeting;

NOW, THEREFORE, in consideration of the above premises, the Delaware Trustee and the Trustee hereby amend the Trust Agreement as follows:

Section 1. Amendment to Trust Agreement. The Trust Agreement is hereby amended as follows:

Section 8.02 of the Trust Agreement is hereby amended and restated in its entirety as follows:

Section 8.02 Call and Notice of Meetings: Any such meeting of the Trust Unitholders may be called by the Trustee or by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units. The Trustee may, but shall not be obligated to, call meetings of Trust Unitholders to consider amendments, waivers, consents and other changes relating to the Transaction Documents to which the Trust (or the Trustee as trustee of the Trust) is a party. In addition, at the written request of the Delaware Trustee, unless the Trustee appoints a successor Delaware Trustee in accordance with Section 6.05, the Trustee shall call such a meeting but only for the purpose of appointing a successor to the Delaware Trustee upon its resignation. All such meetings shall be held at such time and at such place as the notice of any such meeting may designate. Except as may otherwise be required by any applicable law or by the rules of any securities exchange or quotation system on which the Trust Units may be listed or admitted to trading, the Trustee shall provide notice of every meeting of the Trust Unitholders authorized by the Trustee or the Trust Unitholders calling the meeting, setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting, which notice shall be given in accordance with Section 12.09 of this Agreement not more than 60 nor less than 20 days before such meeting is to be held to all of the Trust Unitholders of record at the close of business on a record date selected by the Trustee (the “Record Date Trust Unitholders”), which shall be not more than 60 days before the date of such notice. If such notice is given to any Trust Unitholder by mail, it shall be directed to such Trust Unitholder at its last address as shown by the ownership ledger of the Trustee and shall be deemed duly given when so addressed and deposited in the United States mail, postage paid. No matter other than that stated in the notice shall be acted upon at any meeting. Only Record Date Trust Unitholders shall be entitled to notice of and to exercise rights at or in connection with the meeting. All costs associated with calling any meeting of the Trust Unitholders shall be borne by the Trust other than a meeting of the Trust Unitholders called by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Trust Unitholders that called such meeting of Trust Unitholders only if every resolution voted on at such meeting fails to receive the affirmative vote of Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy, or if such meeting does not achieve quorum. If the Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units receive a vote in favor of one or more of their proposals by Record Date Trust Unitholders holding a majority of the Trust Units present in person or by proxy at a meeting where quorum is present, then the costs of such meeting, including all costs of the Trust Unitholders associated with calling the meeting, will be borne by the Trust.

Section 2. Miscellaneous.

A. Agreement in Effect. Except as hereby amended, the Trust Agreement shall remain in full force and effect.

B. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

C. Severability. If any provisions of this Amendment or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be illegal, invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to Persons or circumstances other than those as to which it is held illegal, invalid or unenforceable shall not be affected thereby, and every remaining provisions of this Amendment shall be valid and enforced to the fullest extent permitted by law.

D. Counterparts. This Amendment may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

APPENDIX B – PROXY CARD

SPECIAL MEETING OF UNIT HOLDERS OF

FORM OF PROXY CARD—GOLD

PACIFIC COAST OIL TRUST

Proxy for Special Meeting of Unit Holders on July 12, 2023

Solicited on Behalf of the Shipyard Group

The undersigned hereby appoints Carson Mitchell and Tim Eriksen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the units which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Unit Holders of Pacific Coast Oil Trust, to be held at 10:00 a.m., Central time on Tuesday, July 12, 2023, virtually via webcast at https://web.lumiagm.com/224183521 (password:pacific2023), and at any adjournments, postponements or other delays thereof, as follows:

(Continued and to be signed on the reverse side)

PACIFIC COAST OIL TRUST

July 12, 2023

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE SHIPYARD GROUP RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To remove The Bank of New York Mellon Trust Company, N.A as trustee of Pacific Coast Oil Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.

To approve an amendment to Section 8.02 of the Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated as of May 8, 2012, requiring the Trust to bear all costs associated with calling any meeting of Unitholders that is called by Unitholders owning of record not less than 10% of the then outstanding units of beneficial interest of the Trust should any of the proposals submitted at such meeting receive a majority vote in favor, including this special meeting.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unit holder. If no direction is given, the proxy will be voted “FOR” both proposals.

Signature of Unitholder	Date	Signature of Unitholder	Date

Note: Please sign exactly as you name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.